UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 17, 2017
(Date of earliest event reported)

UBS Commercial Mortgage Trust 2017-C2

(Central Index Key Number 0001711142)

(Exact name of issuing entity)

UBS AG

(Central Index Key Number 0001685185)

Société Générale

(Central Index Key Number 0001238163)

German American Capital Corporation

(Central Index Key Number 0001541294)

Natixis Real Estate Capital LLC

(Central Index Key Number 0001542256)

Rialto Mortgage Finance, LLC

(Central Index Key Number 0001592182)

CIBC Inc.

(Central Index Key Number 0001548567)

(Exact name of sponsor as specified in its charter)

UBS Commercial Mortgage Securitization Corp.

(Central Index Key Number 0001532799)

(Exact name of registrant as specified in its charter)

Delaware	333-207340-02	45-3587479
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1285 Avenue of the Americas
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      212-713-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.        Other Events.

On August 17, 2017, UBS Commercial Mortgage Securitization Corp. (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of August 1, 2017 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among UBS Commercial Mortgage Securitization Corp. (the “Registrant”), as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of UBS Commercial Mortgage Trust 2017-C2, Commercial Mortgage Pass-Through Certificates, Series 2017-C2.

The mortgage loan secured by the mortgaged property identified as “General Motors Building” on Exhibit B to the Pooling and Servicing Agreement (the “General Motors Building Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “General Motors Building Whole Loan”) that also includes thirty-one (31) additional pari passu promissory notes and four (4) subordinate promissory notes, which are not assets of the Issuing Entity. The General Motors Building Whole Loan will be serviced and administered in accordance with the trust and servicing agreement for the BXP 2017-GM securitization transaction, an executed version of which is attached hereto as Exhibit 4.2, and the General Motors Building Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.8.

The mortgage loan secured by the mortgaged property identified as “Park West Village” on Exhibit B to the Pooling and Servicing Agreement (the “Park West Village Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Park West Village Whole Loan”) that also includes four (4) additional pari passu promissory notes and three (3) subordinate promissory notes, which are not assets of the Issuing Entity. The Park West Village Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Park West Village Interecreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.9.

The Mortgage Loan secured by the mortgaged property identified as “TZA Multifamily Portfolio I” on Exhibit B to the Pooling and Servicing Agreement (the “TZA Multifamily Portfolio I Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “TZA Multifamily Portfolio I Whole Loan”) that also includes three (3) additional pari passu promissory notes, which are not assets of the Issuing Entity. The TZA Multifamily Portfolio I Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the TZA Multifamily Portfolio I Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.10.

The mortgage loan secured by the mortgaged property identified as “Del Amo Fashion Center” on Exhibit B to the Pooling and Servicing Agreement (the “Del Amo Fashion Center Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Del Amo Fashion Center Whole Loan”) that also includes thirty-two (32) additional senior/subordinate A notes and B notes, which A notes and B notes are pari passu with the related tranche of debt comprising the Del Amo Fashion Center Mortgage Loan (which is also comprised of a senior/subordinate A note and B note), and twelve (12) subordinate promissory notes divided into three (3) tranches (C notes, D notes and E notes) of four (4) promissory notes each, which are not assets of the Issuing Entity. The Del Amo Fashion Center Whole Loan will be serviced and administered in accordance with the trust and servicing agreement for the DAFC 2017-AMO securitization transaction, an executed version of which is attached hereto as Exhibit

4.3, and the Del Amo Fashion Center Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.11.

The mortgage loan secured by the mortgaged property identified as “Starwood Capital Group Hotel Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Starwood Capital Group Hotel Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Starwood Capital Group Hotel Portfolio Whole Loan”) that also includes seventeen (17) additional pari passu promissory notes, which are not assets of the Issuing Entity. The Starwood Capital Group Hotel Portfolio Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the DBJPM 2017-C6 securitization transaction, an executed version of which is attached hereto as Exhibit 4.4, and the Starwood Capital Group Hotel Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.12.

The mortgage loan secured by the mortgaged property identified as “85 Broad Street” on Exhibit B to the Pooling and Servicing Agreement (the “85 Broad Street Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “85 Broad Street Whole Loan”) that also includes three (3) additional pari passu promissory notes and three (3) subordinate promissory notes, which are not assets of the Issuing Entity. The 85 Broad Street Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the CSAIL 2017-C8 securitization transaction, an executed version of which is attached hereto as Exhibit 4.5, and the 85 Broad Street Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.13.

The Mortgage Loan secured by the mortgaged property identified as “AHIP Northeast Portfolio III” on Exhibit B to the Pooling and Servicing Agreement (the “AHIP Northeast Portfolio III Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “AHIP Northeast Portfolio III Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The AHIP Northeast Portfolio III Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the AHIP Northeast Portfolio III Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.14.

The mortgage loan secured by the mortgaged property identified as “245 Park Avenue” on Exhibit B to the Pooling and Servicing Agreement (the “245 Park Avenue Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “245 Park Avenue Whole Loan”) that also includes twenty (20) additional pari passu promissory notes and five (5) subordinate promissory notes, which are not assets of the Issuing Entity. The 245 Park Avenue Whole Loan will be serviced and administered in accordance with the trust and servicing agreement for the 245 Park Avenue Trust 2017-245P securitization transaction, an executed version of which is attached hereto as Exhibit 4.6, and the 245 Park Avenue Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.15.

The Mortgage Loan secured by the mortgaged property identified as “Save Mart Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Save Mart Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Save Mart Portfolio Whole Loan”) that also includes three (3) additional pari passu promissory notes and one (1) subordinate promissory note, which are not assets of the Issuing Entity. The Save Mart Portfolio Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the UBS 2017-C1 securitization transaction, an executed version of which is attached hereto as Exhibit 4.7, and the Save Mart Portfolio

Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.16.

The Mortgage Loan secured by the mortgaged property identified as “IC Leased Fee Hotel Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “IC Leased Fee Hotel Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “IC Leased Fee Hotel Portfolio Whole Loan”) that also includes three (3) additional pari passu promissory notes, which are not assets of the Issuing Entity. The IC Leased Fee Hotel Portfolio Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the IC Leased Fee Hotel Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.17. Following the securitization of the related controlling pari passu companion loan, the IC Leased Fee Hotel Portfolio Whole Loan will be serviced pursuant to the pooling and servicing agreement entered into in connection with such securitization.

The Mortgage Loan secured by the mortgaged property identified as “Concorde Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “Concorde Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Concorde Portfolio Whole Loan”) that also includes one (1) additional pari passu promissory note, which is not an asset of the Issuing Entity. The Concorde Portfolio Whole Loan will be serviced and administered in accordance with the pooling and servicing agreement for the UBS 2017-C1 securitization transaction, an executed version of which is attached hereto as Exhibit 4.7, and the Concorde Portfolio Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.18.

The Mortgage Loan secured by the mortgaged property identified as “Holiday Inn Express & Suites Saint Augustine” on Exhibit B to the Pooling and Servicing Agreement (the “Holiday Inn Express & Suites Saint Augustine Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “Holiday Inn Express & Suites Saint Augustine Whole Loan”) that also includes one (1) subordinate promissory note, which is not an asset of the Issuing Entity. The Holiday Inn Express & Suites Saint Augustine Whole Loan will be serviced and administered in accordance with the Pooling and Servicing Agreement and the Holiday Inn Express & Suites Saint Augustine Intercreditor Agreement (as defined in the Pooling and Servicing Agreement), an executed version of which is attached hereto as Exhibit 4.19.

The Class A-1, Class A-2, Class A-SB, Class A-3, Class A-4, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $804,409,000, were sold to UBS Securities LLC (“UBS Securities”), Deutsche Bank Securities Inc. (“DBSI”), SG Securities Americas, LLC (“SGSA”), Natixis Securities Americas LLC (“Natixis Securities”), CIBC World Markets Corp. (“CIBC World Markets”) and Academy Securities, Inc. (“Academy” and, together in such capacity with UBS Securities, DBSI, SGSA, Natixis Securities and CIBC World Markets, the “Underwriters”), pursuant to the underwriting agreement, dated as of July 31, 2017 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, the Underwriters and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York (“UBS AG”).

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On August 17, 2017, the Registrant also sold the Class D-RR, Class E-RR, Class F-RR, Class G-RR, Class H-RR, Class NR-RR, Class Z and Class R Certificates (collectively, the “Private Certificates” and, together with the Public Certificates, the “Certificates”), having an aggregate initial principal amount of $94,272,591, to UBS Securities, DBSI, SGSA, Natixis Securities and Academy (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of July 31, 2017, between the Registrant, the Initial Purchasers and UBS AG. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Public Certificates and the Private Certificates represent, in the aggregate, the entire beneficial ownership in UBS Commercial Mortgage Trust 2017-C2 (the “Issuing Entity”), a common law trust fund formed on August 17, 2017 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of fifty-nine (59) fixed rate mortgage loans (the “Mortgage Loans”) secured by first liens on two hundred-four (204) commercial, multifamily or manufactured housing community properties. The Mortgage Loans were acquired by the Registrant from (i) UBS AG, pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated as of July 31, 2017, between the Registrant and UBS AG, (ii) Société Générale (“SG”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated as of July 31, 2017, between the Registrant and SG, (iii) German American Capital Corporation (“GACC”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated as of July 31, 2017, between the Registrant and GACC, (iv) Natixis Real Estate Capital LLC (“NREC”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated as of July 31, 2017, between the Registrant and NREC, (v) Rialto Mortgage Finance, LLC (“RMF”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated as of July 31, 2017, between the Registrant and RMF and (vi) CIBC Inc. (“CIBC”), pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated as of July 31, 2017, between the Registrant and CIBC.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, the Initial Purchasers, pursuant to the Certificate Purchase Agreement, and the Retaining Party, pursuant to a separate agreement among the parties.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated August 1, 2017 and as filed with the Securities and Exchange Commission on August 17, 2017. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of August 1, 2017.

On August 17, 2017, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $804,409,000. The net proceeds of the offering to the Registrant of the issuance of the Public Certificates, after deducting expenses payable by the Registrant of $7,571,806.17, were approximately $877,877,168.96. Of the expenses paid by the Registrant, approximately $0 were paid directly to affiliates of the Registrant, $1,524,374.27 in the form of fees were paid to the Underwriters, $563,760.67 were paid to or for the Underwriters and $5,483,671.23 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Registrant; the Public Certificates were offered by the Underwriters for sale to the public in negotiated transactions or otherwise at varying prices determined at the time of sale. The related registration statement (file no. 333-207340) was originally declared effective on November 24, 2015.

The Sponsor is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by KKR Real Estate Credit Opportunity Partners Aggregator I L.P., acting as a third-party purchaser under the Risk Retention Rule, of the Class D-RR, Class E-RR, Class F-RR, Class G-RR, Class H-RR and Class NR-RR Certificates (the “RR Certificates”).

The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Sponsor is required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to approximately $46,811,026.79, representing 5.02% of the aggregate fair value of all of the Certificates (other than the Class Z and Class R Certificates).

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor's Prospectus, dated August 1, 2017, under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

Item 9.01.      Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of July 31, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, UBS Securities LLC, Deutsche Bank Securities Inc., SG Securities Americas, LLC, Natixis Securities Americas LLC, CIBC World Markets Corp. and Academy Securities, Inc., as underwriters, and UBS AG.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Trust and Servicing Agreement, dated as of June 9, 2017, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator and custodian.
Exhibit 4.3	Trust and Servicing Agreement, dated and effective as of June 20, 2017, between Banc of America Merrill Lynch Large Loan, Inc., as depositor, KeyBank National Association, as servicer, Cohen Financial, a Division of SunTrust Bank, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of June 1, 2017, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.
Exhibit 4.5	Pooling and Servicing Agreement, dated as of June 1, 2017, among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.6	Trust and Servicing Agreement, dated as of May 30, 2017, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor.

Exhibit 4.7	Pooling and Servicing Agreement, dated and effective as of June 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Save Mart Portfolio special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.8	Agreement Between Note Holders, dated as of June 30, 2017, by and between Morgan Stanley Bank, N.A., as the Initial Note A-1 Holder and Initial Note B-1 Holder, Deutsche Bank AG, acting through its New York Branch, as the Initial Note A-2 Holder and Initial Note B-2 Holder, Citigroup Global Markets Realty Corp., as the Initial Note A-3 Holder and Initial Note B-3 Holder, Wells Fargo Bank, National Association, as the Initial Note A-4 Holder and Initial Note B-4 Holder, and Cantor Commercial Real Estate Lending, L.P., as the Initial CCRE Note Holder.
Exhibit 4.9	Agreement Among Noteholders, dated as of July 19, 2017, by and among UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-1 Holder, the Initial Note A-2 Holder, the Initial Note A-3 holder, the Initial Note A-4 Holder, the Initial Note A-5 Holder and the Initial Note A-6 Holder, Athene Annuity and Life Company, an Iowa Company doing business under fictitious name MLS, Athene Iowa, as the Initial Note B-1 Holder and the Initial Note B-2 Holder and Athene Annuity & Life Assurance Company, a Delaware Company doing business in New York under fictitious name MLS, Athene Delaware, as the Initial Note B-3 Holder.
Exhibit 4.10	Agreement Between Note Holders, dated as of August 17, 2017, by and among Société Générale, as the Initial Note A-1 Holder, Société Générale, as the Initial Note A-2 Holder, Société Générale, as the Initial Note A-3 Holder and Société Générale, as the Initial Note A-4 Holder.
Exhibit 4.11	Co-Lender Agreement, dated as of May 12, 2017, by and among Bank of America, N.A., as the Initial Note 1 Holder, Barclays Bank PLC as the Initial Note 2 Holder, Société Générale as the Initial Note 3 Holder and Wells Fargo Bank, National Association as the Initial Note 4 Holder.
Exhibit 4.12	Co-Lender Agreement, dated as of June 29, 2017, by and among JPMorgan Chase Bank, National Association as the Initial JPM Note Holder, Bank of America, N.A., as the Initial BANA Note Holder, Barclays Bank PLC, as the Initial Barclays Note Holder, Deutsche Bank, AG, New York Branch, as the Initial DBNY Note Holder and Starwood Mortgage Funding II LLC, as the Starwood Note Holder.
Exhibit 4.13	Co-Lender Agreement, dated as of June 13, 2017, by and between Natixis Real Estate Capital LLC, as the Initial Note A-A-1 Holder, Natixis Real Estate Capital LLC, as the Initial Note A-A-2 Holder, Natixis Real Estate Capital LLC, as the Initial Note A-A-3 Holder, Natixis Real Estate Capital LLC, as the Initial Note A-B Holder, Natixis Real Estate Capital LLC, as the Initial Note B-A Holder and Natixis Real Estate Capital LLC, as the Initial Note B-B Holder.

Exhibit 4.14	Co-Lender Agreement, dated as of August 17, 2017, between Deutsche Bank AG, New York Branch, as the Note A-1 Holder and Deutsche Bank AG, New York Branch, as the Note A-2 Holder.
Exhibit 4.15	Co-Lender Agreement, dated as of May 30, 2017, by and among JPMorgan Chase Bank, National Association, as the Initial Note 1 Holder, Natixis Real Estate Capital LLC, as the Initial Note 2 Holder, Deutsche Bank, AG, New York Branch, as the Initial note 3 Holder, Société Générale, as the Initial Note 4 Holder and Barclays Bank PLC, as the Initial note 5 Holder.
Exhibit 4.16	Amended and Restated Agreement Among Noteholders, dated as of July 13, 2017, by and among Wilmington Trust, National Association, as trustee, for the benefit of the registered holders of the UBS Commercial Mortgage Trust 2017-C1, Commercial Mortgage Pass-Through Certificates, Series 2017-C1, as the Note A-1 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-2 Holder, the Initial Note A-3 Holder and the Initial Note A-4 Holder, Wells Fargo Bank, National Association, as trustee, for the benefit of the registered holders of the DBJPM 2017-C6 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-C5, as the Note A-5 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Note A-6 Holder and Prima Mortgage Investment Trust, LLC, as the Junior Noteholder.
Exhibit 4.17	Co-Lender and Future Funding Indemnification Agreement, dated as of August 17, 2017, between Natixis Real Estate Capital LLC, as the Note A-1 Holder, Natixis Real Estate Capital LLC, as the Note A-2 Holder, Natixis Real Estate Capital LLC, as the Note A-3 Holder, Natixis Real Estate Capital LLC, as the Note A-4 Holder and Natixis Real Estate Capital LLC, as the Future Funding Indemnitor.
Exhibit 4.18	Agreement Between Note Holders, dated as of May 22, 2017, by and between CIBC, Inc., as the Initial Note A-1 Holder and CIBC Inc., as the Initial note A-2 Holder.
Exhibit 4.19	Co-Lender Agreement, dated as of July 10, 2017, by and between CIBC, Inc., as the Senior Noteholder and TCM CRE Credit Fund LP, as the Junior Noteholder.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated August 17, 2017.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated August 17, 2017 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 1, 2017.
Exhibit 99.1	Mortgage Loan Purchase Agreement, dated July 31, 2017, between UBS AG, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated July 31, 2017, between Société Générale, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.

Exhibit 99.3	Mortgage Loan Purchase Agreement, dated July 31, 2017, between German American Capital Corporation, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated July 31, 2017, between Natixis Real Estate Capital LLC, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated July 31, 2017, between Rialto Mortgage Finance, LLC, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.
Exhibit 99.6	Mortgage Loan Purchase Agreement, dated July 31, 2017, between CIBC Inc., as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2017	UBS COMMERCIAL MORTGAGE SECURITIZATION CORP. (Registrant)

	By:	/s/ Nicholas Galeone
Name: Nicholas Galeone Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1.1	Underwriting Agreement, dated as of July 31, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, UBS Securities LLC, Deutsche Bank Securities Inc., SG Securities Americas, LLC, Natixis Securities Americas LLC, CIBC World Markets Corp. and Academy Securities, Inc., as underwriters, and UBS AG.	(E)
4.1	Pooling and Servicing Agreement, dated and effective as of August 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Trust and Servicing Agreement, dated as of June 9, 2017, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator and custodian.	(E)
4.3	Trust and Servicing Agreement, dated and effective as of June 20, 2017, between Banc of America Merrill Lynch Large Loan, Inc., as depositor, KeyBank National Association, as servicer, Cohen Financial, a Division of SunTrust Bank, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor.	(E)
4.4	Pooling and Servicing Agreement, dated as of June 1, 2017, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as trustee, certificate administrator, paying agent and custodian, and Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.5	Pooling and Servicing Agreement, dated as of June 1, 2017, among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.6	Trust and Servicing Agreement, dated as of May 30, 2017, among J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Trimont Real Estate Advisors, LLC, as operating advisor.	(E)
4.7	Pooling and Servicing Agreement, dated and effective as of June 1, 2017, among UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, AEGON USA Realty Advisors, LLC, as Save Mart Portfolio special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.	(E)
4.8	Agreement Between Note Holders, dated as of June 30, 2017, by and between Morgan Stanley Bank, N.A., as the Initial Note A-1 Holder and Initial Note B-1 Holder, Deutsche Bank AG, acting through its New York Branch, as the Initial Note A-2 Holder and Initial Note B-2 Holder, Citigroup Global Markets Realty Corp., as the Initial Note A-3 Holder and Initial Note B-3 Holder, Wells Fargo Bank, National Association, as the Initial Note A-4 Holder and Initial Note B-4 Holder, and Cantor Commercial Real Estate Lending, L.P., as the Initial CCRE Note Holder.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.9	Agreement Among Noteholders, dated as of July 19, 2017, by and among UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-1 Holder, the Initial Note A-2 Holder, the Initial Note A-3 holder, the Initial Note A-4 Holder, the Initial Note A-5 Holder and the Initial Note A-6 Holder, Athene Annuity and Life Company, an Iowa Company doing business under fictitious name MLS, Athene Iowa, as the Initial Note B-1 Holder and the Initial Note B-2 Holder and Athene Annuity & Life Assurance Company, a Delaware Company doing business in New York under fictitious name MLS, Athene Delaware, as the Initial Note B-3 Holder.	(E)
4.10	Agreement Between Note Holders, dated as of August 17, 2017, by and among Société Générale, as the Initial Note A-1 Holder, Société Générale, as the Initial Note A-2 Holder, Société Générale, as the Initial Note A-3 Holder and Société Générale, as the Initial Note A-4 Holder.	(E)
4.11	Co-Lender Agreement, dated as of May 12, 2017, by and among Bank of America, N.A., as the Initial Note 1 Holder, Barclays Bank PLC as the Initial Note 2 Holder, Société Générale as the Initial Note 3 Holder and Wells Fargo Bank, National Association as the Initial Note 4 Holder.	(E)
4.12	Co-Lender Agreement, dated as of June 29, 2017, by and among JPMorgan Chase Bank, National Association as the Initial JPM Note Holder, Bank of America, N.A., as the Initial BANA Note Holder, Barclays Bank PLC, as the Initial Barclays Note Holder, Deutsche Bank, AG, New York Branch, as the Initial DBNY Note Holder and Starwood Mortgage Funding II LLC, as the Starwood Note Holder.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.13	Co-Lender Agreement, dated as of June 13, 2017, by and between Natixis Real Estate Capital LLC, as the Initial Note A-A-1 Holder, Natixis Real Estate Capital LLC, as the Initial Note A-A-2 Holder, Natixis Real Estate Capital LLC, as the Initial Note A-A-3 Holder, Natixis Real Estate Capital LLC, as the Initial Note A-B Holder, Natixis Real Estate Capital LLC, as the Initial Note B-A Holder and Natixis Real Estate Capital LLC, as the Initial Note B-B Holder.	(E)
4.14	Co-Lender Agreement, dated as of August 17, 2017, between Deutsche Bank AG, New York Branch, as the Note A-1 Holder and Deutsche Bank AG, New York Branch, as the Note A-2 Holder.	(E)
4.15	Co-Lender Agreement, dated as of May 30, 2017, by and among JPMorgan Chase Bank, National Association, as the Initial Note 1 Holder, Natixis Real Estate Capital LLC, as the Initial Note 2 Holder, Deutsche Bank, AG, New York Branch, as the Initial note 3 Holder, Société Générale, as the Initial Note 4 Holder and Barclays Bank PLC, as the Initial note 5 Holder.	(E)
4.16	Amended and Restated Agreement Among Noteholders, dated as of July 13, 2017, by and among Wilmington Trust, National Association, as trustee, for the benefit of the registered holders of the UBS Commercial Mortgage Trust 2017-C1, Commercial Mortgage Pass-Through Certificates, Series 2017-C1, as the Note A-1 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Initial Note A-2 Holder, the Initial Note A-3 Holder and the Initial Note A-4 Holder, Wells Fargo Bank, National Association, as trustee, for the benefit of the registered holders of the DBJPM 2017-C6 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2017-C5, as the Note A-5 Holder, UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as the Note A-6 Holder and Prima Mortgage Investment Trust, LLC, as the Junior Noteholder.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.17	Co-Lender and Future Funding Indemnification Agreement, dated as of August 17, 2017, between Natixis Real Estate Capital LLC, as the Note A-1 Holder, Natixis Real Estate Capital LLC, as the Note A-2 Holder, Natixis Real Estate Capital LLC, as the Note A-3 Holder, Natixis Real Estate Capital LLC, as the Note A-4 Holder and Natixis Real Estate Capital LLC, as the Future Funding Indemnitor.
4.18	Agreement Between Note Holders, dated as of May 22, 2017, by and between CIBC, Inc., as the Initial Note A-1 Holder and CIBC Inc., as the Initial note A-2 Holder.
4.19	Co-Lender Agreement, dated as of July 10, 2017, by and between CIBC, Inc., as the Senior Noteholder and TCM CRE Credit Fund LP, as the Junior Noteholder.
5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated August 17, 2017.	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated August 17, 2017 (included as part of Exhibit 5).	(E)
23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated August 1, 2017.	(E)
99.1	Mortgage Loan Purchase Agreement, dated July 31, 2017, between UBS AG, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.2	Mortgage Loan Purchase Agreement, dated July 31, 2017, between Société Générale, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99.3	Mortgage Loan Purchase Agreement, dated July 31, 2017, between German American Capital Corporation, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.4	Mortgage Loan Purchase Agreement, dated July 31, 2017, between Natixis Real Estate Capital LLC, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.5	Mortgage Loan Purchase Agreement, dated July 31, 2017, between Rialto Mortgage Finance, LLC, as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)
99.6	Mortgage Loan Purchase Agreement, dated July 31, 2017, between CIBC Inc., as seller, and UBS Commercial Mortgage Securitization Corp., as purchaser.	(E)